                            SCHEDULE 14A INFORMATION

           Additional Proxy Materials Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                  ARIBA, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

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                                 [ARIBA LOGO]

                                  ARIBA, INC.
                             1565 CHARLESTON ROAD
                        MOUNTAIN VIEW, CALIFORNIA 94043


Dear Stockholder:

        The Annual Meeting of Stockholders of Ariba, Inc. held on February 28, 2000 was adjourned until Friday, March 17, 2000 for the purpose of voting on the proposal to amend the Company's Certificate of Incorporation. The adjourned Annual Meeting will be held at Ariba's Worldwide Headquarters, 1565 Charleston Road, Mountain View, California, at 8:00 a.m.

        Enclosed with this letter is a supplement to the Proxy Statement that was originally mailed to stockholders on or about January 28, 2000. This supplement corrects a misstatement in the Proxy Statement regarding the vote required to approve the proposal to amend the Company's Certificate of Incorporation.

        Also enclosed is a new proxy card that gives you the opportunity to vote on the proposal to amend the Company's Certificate of Incorporation. YOU DO NOT NEED TO SEND BACK THIS PROXY CARD IF YOU HAVE ALREADY VOTED. IF YOU HAVE NOT YET VOTED, OR IF YOU WISH TO CHANGE YOUR VOTE, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. You may revoke your proxy at any time prior the adjourned Annual Meeting. If you decide to attend the adjourned Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting.

        THE BOARD OF DIRECTORS REITERATES ITS RECOMMENDATION OF A VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION.

        We would like to express our appreciation for your continued interest in the affairs of Ariba.

                                        BY ORDER OF THE BOARD OF DIRECTORS


Mountain View, California
March 1, 2000

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                                  ARIBA, INC.

                             ---------------------

                          SUPPLEMENTAL PROXY MATERIALS
                  FOR ADJOURNED ANNUAL MEETING OF STOCKHOLDERS

                             ---------------------

                         TO BE HELD ON MARCH 17, 2000

        These supplemental proxy materials are furnished in connection with the solicitation of proxies by the Board of Directors of Ariba, Inc., a Delaware corporation (the "Company"), for the Annual Meeting of Stockholders held at the Company's worldwide headquarters, 1565 Charleston Road, Mountain View, California, on Monday, February 28, 2000, at 1:00 p.m. The Annual Meeting was adjourned until March 17, 2000, at 8:00 a.m. and at the same location, for the express purpose of voting on Proposal No. 2 - Amendment to the Company's Certificate of Incorporation, as described in greater detail in the Proxy Statement previously mailed to stockholders on or about January 28, 2000 (the "Proxy Statement"). These supplemental proxy materials were first mailed to stockholders on or about March 1, 2000.

                      PURPOSE OF ADJOURNED ANNUAL MEETING

        The first order of business at the Adjourned Annual Meeting will be the taking of the vote on Proposal No. 2 in the Proxy Statement - Amendment to the Company's Certificate of Incorporation - to increase the number of shares of Common Stock that the Company is authorized to issue from 200,000,000 to 600,000,000.

             CORRECTION TO INFORMATION PROVIDED IN PROXY STATEMENT
               REGARDING VOTE REQUIRED TO APPROVE PROPOSAL NO. 2

        The Proxy Statement incorrectly stated that the vote required to approve Proposal No. 2 - Amendment to the Company's Certificate of Incorporation - was the affirmative vote of a majority of the Company's Common Stock issued and outstanding and entitled to vote at the Annual Meeting. THE COMPANY'S CERTIFICATE OF INCORPORATION REQUIRES THAT PROPOSAL NO. 2 - AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION - BE APPROVED BY THE AFFIRMATIVE VOTE OF AT LEAST SIXTY-SIX AND TWO-THIRDS PERCENT (66-2/3%) OF THE SHARES OF THE COMPANY'S COMMON STOCK ISSUED AND OUTSTANDING AND ENTITLED TO VOTE AT THE ANNUAL MEETING. As disclosed previously, abstentions and broker non-votes are not affirmative votes and, therefore, will have the same effect as votes against Proposal No. 2.

Mountain View, California
March 1, 2000

IF YOU ALREADY RETURNED THE PROXY MAILED WITH THE PROXY STATEMENT (THE "ORIGINAL PROXY") AND DO NOT WISH TO CHANGE YOUR VOTE, YOU DO NOT NEED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE (THE "SUPPLEMENTAL PROXY).

IF YOU HAVE NOT YET RETURNED THE ORIGINAL PROXY OR IF YOU HAVE ALREADY RETURNED THE ORIGINAL PROXY AND WANT TO CHANGE YOUR PROXY VOTE WITH RESPECT TO PROPOSAL NO. 2 (WHETHER OR NOT YOU PLAN TO ATTEND THE ADJOURNED ANNUAL MEETING TO BE HELD ON MARCH 17, 2000), PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE SUPPLEMENTAL PROXY. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ADJOURNED ANNUAL MEETING. IF YOU DECIDE TO ATTEND THE ADJOURNED ANNUAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.

    PROXY                          ARIBA, INC.                         PROXY
                  1565 CHARLESTON ROAD, MOUNTAIN VIEW, CA 94043

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ARIBA, INC. FOR THE ADJOURNED ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MARCH 17, 2000

     The undersigned holder of Common Stock, par value $.002, of Ariba, Inc. (the "Company") hereby appoints Keith J. Krach and Edward P. Kinsey, or either of them, proxies for the undersigned, each with full power of substitution, to represent and to vote as specified in this Proxy all Common Stock of the Company that the undersigned stockholder would be entitled to vote if personally present at the Adjourned Annual Meeting of Stockholders (the "Adjourned Annual Meeting") to be held on Friday, March 17, 2000 at 8:00 a.m. local time, at Ariba Worldwide Headquarters, 1565 Charleston Road, Mountain View, California, and at any subsequent adjournments or postponements thereof. The undersigned stockholder hereby revokes any proxy or proxies heretofore executed for such matters.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER WITH RESPECT TO PROPOSAL 2 ONLY, AS SUCH PROPOSAL IS DESCRIBED IN GREATER DETAIL IN THE PROXY STATEMENT MAILED TO STOCKHOLDERS ON OR ABOUT JANUARY 28, 2000 (THE "PROXY STATEMENT"). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 2, AND IN THE DISCRETION OF THE PROXIES AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. THE UNDERSIGNED STOCKHOLDER MAY REVOKE THIS PROXY AT ANY TIME BEFORE IT IS VOTED BY DELIVERING TO THE CORPORATE SECRETARY OF THE COMPANY EITHER A WRITTEN REVOCATION OF THE PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING AT THE ADJOURNED ANNUAL MEETING AND VOTING IN PERSON.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 2.

     PLEASE MARK, SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED RETURN ENVELOPE. IF YOU RECEIVE MORE THAN ONE PROXY CARD, PLEASE SIGN AND RETURN ALL CARDS IN THE ENCLOSED ENVELOPE.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                                    (Reverse)
                                   ARIBA, INC.

      /X/       PLEASE MARK VOTES
                AS IN THIS EXAMPLE.



1. To elect the following directors to                      2. To approve the amendment to the    FOR   AGAINST   ABSTAIN
   serve for a term ending upon the 2003                       Company's Certificate of           / /     / /       / /
   Annual Meeting of Stockholders or the                       Incorporation as set forth in
   Company's Certificate of until their                        the Proxy Statement.
   successors are elected and qualified:

NOMINEES:(01) Keith J. Krach and (2) Robert C. Kagle

                                                             3. To ratify the appointment of       FOR   AGAINST   ABSTAIN
                                                                KPMG LLP as the Company's          / /     / /       / /
                                                                independent accountants for
         FOR      WITHHELD             MARK HERE      / /       the fiscal year ending
                                       IF YOU PLAN              September 30, 2000.
                                       TO ATTEND
         / /        / /                THE MEETING            In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Adjourned Annual
                                                              Meeting.

                                       MARK HERE      / /     MARK HERE IF YOU DO NOT WANT TO RECEIVE
 / /----------------------------                              FURTHER COMPANY REPORTS.
       For all nominees except as      FOR ADDRESS
 noted above                           CHANGE AND                                                                    / /
                                       NOTE BELOW             MARK HERE IF YOU HAVE ANY QUESTIONS
                                                              FOR ARIBA TO ADDRESS AT THE
                                                              ANNUAL MEETING (AND WRITE BELOW).

                                                              --------------------------------------                  / /
                                                              The undersigned acknowledges receipt of the accompanying supplemental proxy materials.


                                                              Please date and sign exactly as your name(s) is (are) shown on the share certificate(s) to which the Proxy applies. When shares are held as joint-tenants, both should sign. When signing as an executor, administrator, trustee, guardian, attorney-in-fact or other fiduciary, please give full title as such. When signing as a corporation, please sign in full corporate name by President or other authorized officer. When signing as a partnership, please sign in partnership name by an authorized person.

Signature:________________________________ Date:_________________ Signature:________________________________ Date:________________
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